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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05646

New Century Portfolios

(Exact name of registrant as specified in charter)

40 William Street, Suite 100 Wellesley, Massachusetts	02481
(Address of principal executive offices)	(Zip code)

Nicole M. Tremblay, Esq.

Weston Financial Group, Inc.      40 William Street, Suite 100       Wellesley, MA 02481

(Name and address of agent for service)

Registrant's telephone number, including area code:  (781) 235-7055

Date of fiscal year end:         October 31, 2010

Date of reporting period:       October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

New Century Capital New Century Balanced New Century Opportunistic New Century International New Century Alternative Strategies ANNUAL REPORT Year Ended October 31, 2010
40 William Street, Suite 100, Wellesley MA 02481	781-239-0445	888-639-0102	Fax 781-237-1635

CONTENTS

PRESIDENT’S LETTER TO SHAREHOLDERS	2-3

PERFORMANCE CHARTS	4-6

NEW CENTURY PORTFOLIOS
New Century Capital Portfolio
Portfolio Information	7
Schedule of Investments	8-9
New Century Balanced Portfolio
Portfolio Information	10
Schedule of Investments	11-12
New Century Opportunistic Portfolio
Portfolio Information	13
Schedule of Investments	14
New Century International Portfolio
Portfolio Information	15
Schedule of Investments	16-17
New Century Alternative Strategies Portfolio
Portfolio Information	18
Schedule of Investments	19-20
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23-25
Financial Highlights	26-30
Notes to Financial Statements	31-40
Report of Independent Registered Public Accounting Firm	41
Board of Trustees and Officers	42-43
Federal Tax Information	43
About Your Portfolio’s Expenses	44-46
Special Meeting of Shareholders	47
Trustees Approval of Investment Advisory Agreements	48-51

LETTER TO SHAREHOLDERS	December 2010

Dear Fellow Shareholders:

I am pleased to present our 21st Annual Report.  The report summarizes the twelve-month period ended October 31, 2010.  In addition, it presents important financial information for each of the New Century Portfolios.  I also invite you to visit our website at www.newcenturyportfolios.com for additional information.

Although absolute market returns over the twelve-month period were strong, volatility remained high.  In fact, after enjoying positive market momentum over the first half of the twelve-month period, declines during May and June erased prior gains and raised renewed concerns regarding a double-dip recession.  While we believe the likelihood of a double-dip recession is not high, continued uncertainty in the U.S. exists.  Unemployment levels over the past 15 months are little changed (9.6% as of the end of October), real estate prices remain depressed in many regions, and although improved, consumer confidence continues to be low.  However, overseas investment opportunities are attractive, domestic corporate balance sheets and profits continue to improve, and most importantly, monetary and fiscal policy are expansionary.  As a result, we maintain a positive outlook as we conclude 2010 and enter 2011.

During the twelve-month period ended October 31, 2010, the New Century Capital Portfolio reduced its allocation to the biotech sector and the consumer staples sector in favor of the diversified domestic and international equity markets.  The Portfolio maintained its cash position.  During the period, the New Century Capital Portfolio’s  total return was 16.47% as compared to the S&P 500® Composite Index total return of 16.52%.

The New Century Balanced Portfolio increased its allocation to equities to approximately 57% and reduced allocation to fixed income to approximately 43%.  Within the fixed income category, the Portfolio increased its allocation to foreign bond exposure while reducing its exposure to U.S. government bonds.  During the period, the New Century Balanced Portfolio’s total return was 12.23%, as compared to the S&P 500® Composite Index total return of 16.52% and the Barclays Capital Intermediate Government/Credit Index total return of 7.81%.

The New Century Opportunistic Portfolio reduced the allocation to cash and the sector allocation in favor of an increased foreign equity allocation.  During the period, the New Century Opportunistic Portfolio’s total return was 19.19% as compared to the Russell 3000 Growth Index’s total return of 16.50%.

The New Century International Portfolio increased its position in the Asia Pacific and emerging markets sectors while reducing its overall allocation to the Eurozone and to cash balances.  Although we remain focused on the long-term prospects of international investment, concerns within a number of the “periphery” European countries (Greece, Spain, Portugal, Ireland and Italy), and inherently the European Union as a whole, led to weakness in diversified international markets relative to the U.S. marketplace.  During the period, the New Century International Portfolio’s total return was 15.07%.  The international equity markets, as measured by the MSCI EAFE Index, had a total return of 8.36%.

The New Century Alternative Strategies Portfolio increased exposure to natural resources and global real estate to take advantage of seminal trends of demand by emerging and Asian economies.  The fixed income category was repositioned to eliminate long term municipal bond and reduce high-yield exposure, while increasing foreign bonds and adding long/short fixed income management.  New Century Alternative Strategies Portfolio’s total return was 8.21% during the period, as compared to the Barclays Capital Intermediate Government/Credit Index, and the S&P 500® Composite Index which total returns of 7.81% and 16.52%, respectively.

While future performance is always unpredictable, we are confident that New Century’s investment philosophy - diversification, risk assessment and long-term focus - will maximize risk-adjusted returns.

New Century is committed to its shareholders and appreciates your selecting New Century as part of your long-term investment strategy.
Sincerely,

Wayne M. Grzecki President & Portfolio Manager	Ronald A. Sugameli Portfolio Manager

Susan K. Arnold Assistant Portfolio Manager	Andre M. Fernandes Assistant Portfolio Manager

Investors should take into consideration the investment objectives, risks, charges and expenses of the New Century Portfolios carefully before investing. The prospectus contains these details and other information and should be read carefully before investing. Principal value of an investment will fluctuate and shares when redeemed may be worth more or less than your original investment. Past performance is not indicative of future results. Portfolio and opinions expressed herein are subject to change.

NEW CENTURY PORTFOLIOS PERFORMANCE CHARTS (Unaudited)

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NEW CENTURY PORTFOLIOS PERFORMANCE CHARTS (Unaudited) (Continued)

*	Initial public offering of shares was November 1, 2000.

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NEW CENTURY PORTFOLIOS PERFORMANCE CHARTS (Unaudited) (Continued)

*	Initial public offering of shares was May 1, 2002.

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NEW CENTURY CAPITAL PORTFOLIO PORTFOLIO INFORMATION October 31, 2010 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
iShares MSCI Emerging Markets Index	6.1%
iShares S&P MidCap 400 Value Index	5.7%
iShares Dow Jones U.S. Energy Sector Index	5.7%
Amana Trust Income	5.5%
Fidelity Capital Appreciation	5.2%
American Funds Growth Fund of America - Class A	4.8%
iShares S&P 500 Growth Index	4.3%
Goldman Sachs Growth Opportunities - Class A	4.3%
Vanguard 500 Index - Investor Shares	4.1%
iShares S&P SmallCap 600 Growth Index	3.8%

NEW CENTURY CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2010
INVESTMENT COMPANIES — 96.4%	Shares	Value
Large-Cap Funds — 40.4%
Amana Trust Income	168,556	$5,085,330
American Funds AMCAP - Class A	157,158	2,776,985
American Funds Growth Fund of America - Class A	153,378	4,447,961
Fairholme	61,690	2,096,854
Fidelity Capital Appreciation	202,756	4,872,221
iShares Russell 1000 Value Index (a)	28,800	1,751,328
iShares S&P 500 Growth Index (a)	64,900	4,046,515
iShares S&P 500 Index (a)	17,350	2,061,874
iShares S&P 500 Value Index (a)	44,300	2,466,181
Morgan Stanley Institutional Fund, Inc. - Opportunity Portfolio - Class P (b)	138,408	2,031,834
Vanguard 500 Index - Investor Shares	35,300	3,849,076
Wells Fargo Advantage Growth - Administrator Class (b)	71,942	2,214,388
		37,700,547
International Funds — 18.1%
First Eagle Global - Class A	64,241	2,849,727
Harding, Loevner International Equity - Institutional Class	135,644	1,968,199
iShares MSCI EAFE Growth Index (a)	34,600	2,034,480
iShares MSCI EAFE Index (a)	40,200	2,291,802
iShares MSCI EAFE Value Index (a)	39,000	1,978,080
iShares MSCI Emerging Markets Index (a)	124,200	5,729,346
		16,851,634
Sector Funds — 14.5%
Fidelity Select Utilities Growth	70,986	3,491,815
iShares Dow Jones U.S. Energy Sector Index (a)	156,200	5,309,238
iShares S&P North American Natural Resources Index (a)	31,800	1,154,340
PowerShares Dynamic Biotechnology & Genome (a)	58,600	1,171,414
PowerShares Dynamic Pharmaceuticals (a)	59,300	1,334,250
SPDR Gold Trust (a) (b) (c)	8,000	1,061,120
		13,522,177
Mid-Cap Funds — 14.4%
Goldman Sachs Growth Opportunities - Class A (b)	186,024	3,999,523
iShares S&P MidCap 400 Growth Index (a)	18,000	1,646,100
iShares S&P MidCap 400 Value Index (a)	73,000	5,342,140
Janus Global Select - T Shares	117,876	1,344,964
SPDR S&P MidCap 400 ETF Trust (a)	7,200	1,083,816
		13,416,543
Small-Cap Funds — 9.0%
Buffalo Small Cap	58,330	1,382,410
iShares S&P SmallCap 600 Growth Index (a)	54,600	3,571,386
iShares S&P SmallCap 600 Value Index (a)	53,700	3,473,316
		8,427,112

Total Investment Companies (Cost $69,817,326)		$89,918,013

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 3.7%	Shares	Value
AIM STIT-STIC Prime Portfolio (The) - Institutional Class, 0.14% (d) (Cost $3,440,896)	3,440,896	$3,440,896

Total Investments at Value — 100.1% (Cost $73,258,222)		$93,358,909

Liabilities in Excess of Other Assets — (0.1%)		(92,852)

Net Assets — 100.0%		$93,266,057

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2010.

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO PORTFOLIO INFORMATION October 31, 2010 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Loomis Sayles Bond - Institutional Class	10.4%
Templeton Global Bond - Class A	9.1%
First Eagle Global - Class A	7.9%
iShares S&P 500 Index	6.1%
SPDR S&P MidCap 400 ETF Trust	5.5%
American Funds AMCAP - Class A	4.7%
Fidelity Select Utilities Growth	4.3%
iShares MSCI EAFE Index	4.3%
Loomis Sayles Institutional High Income	4.3%
Dodge & Cox Income	4.1%

NEW CENTURY BALANCED PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2010
INVESTMENT COMPANIES — 99.1%	Shares	Value
Sector Funds — 19.0%
Biotech HOLDRs Trust (a) (b) (c)	7,600	$774,364
Consumer Staples Select Sector SPDR (a)	54,000	1,553,580
Fidelity Select Utilities Growth	56,880	2,797,936
iShares Dow Jones U.S. Energy Sector Index (a)	69,400	2,358,906
iShares S&P North American Natural Resources Index (a)	31,800	1,154,340
PowerShares Dynamic Biotechnology & Genome (a)	36,900	737,631
PowerShares Dynamic Food & Beverage (a)	78,000	1,345,500
PowerShares Dynamic Pharmaceuticals (a)	40,100	902,250
SPDR Gold Trust (a) (b) (c)	5,300	702,992
		12,327,499
Government/Corporate Bond Funds — 18.2%
American Century Zero Coupon 2015 - Investor Class	6,863	743,635
iShares Barclays 3-7 Year Treasury Bond (a)	4,100	486,834
iShares Barclays Aggregate Bond (a)	3,300	358,215
Loomis Sayles Bond - Institutional Class	466,738	6,730,369
ProShares UltraShort 20+ Year Treasury (a) (b)	31,600	1,074,084
Rydex Inverse Government Long Bond Strategy - Investor Class (b)	102,688	1,269,229
Vanguard Intermediate-Term Investment-Grade - Admiral Shares	112,607	1,174,492
		11,836,858
Large-Cap Funds — 14.3%
American Funds AMCAP - Class A	172,395	3,046,222
iShares Russell 1000 Growth Index (a)	19,600	1,056,244
iShares Russell 1000 Value Index (a)	20,300	1,234,443
iShares S&P 500 Index (a)	33,400	3,969,256
		9,306,165
International Funds — 12.2%
First Eagle Global - Class A	115,885	5,140,676
iShares MSCI EAFE Index (a)	48,800	2,782,088
		7,922,764
Worldwide Bond Funds — 11.5%
Loomis Sayles Global Bond - Institutional Class	89,913	1,543,798
Templeton Global Bond - Class A	432,340	5,901,434
		7,445,232
Mid-Cap Funds — 6.5%
iShares S&P MidCap 400 Value Index (a)	9,000	658,620
SPDR S&P MidCap 400 ETF Trust (a)	23,580	3,549,497
		4,208,117
High Quality Bond Funds — 5.9%
Calvert Social Investment - Class I	74,608	1,190,750
Dodge & Cox Income	195,632	2,631,247
		3,821,997
Small-Cap Funds — 5.2%
iShares S&P SmallCap 600 Growth Index (a)	30,800	2,014,628
iShares S&P SmallCap 600 Value Index (a)	21,300	1,377,684
		3,392,312

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)
INVESTMENT COMPANIES — 99.1% (Continued)	Shares	Value
High Yield Bond Funds — 4.3%
Loomis Sayles Institutional High Income	332,869	$2,766,142

Convertible Bond Funds — 2.0%
Calamos Convertible - Class I	69,199	1,276,033

Total Investment Companies (Cost $55,418,161)		$64,303,119

MONEY MARKET FUNDS — 1.0%	Shares	Value
AIM STIT-STIC Prime Portfolio (The) - Institutional Class, 0.14% (d) (Cost $638,016)	638,016	$638,016

Total Investments at Value — 100.1% (Cost $56,056,177)		$64,941,135

Liabilities in Excess of Other Assets — (0.1%)		(61,490)

Net Assets — 100.0%		$64,879,645

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2010.

See accompanying notes to financial statements.

NEW CENTURY OPPORTUNISTIC PORTFOLIO PORTFOLIO INFORMATION October 31, 2010 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
iShares S&P 500 Growth Index	21.0%
iShares MSCI Emerging Markets Index	12.2%
SPDR S&P MidCap 400 ETF Trust	12.1%
Technology Select Sector SPDR	8.9%
iShares S&P 500 Value Index	7.8%
iShares S&P North American Natural Resources Index	7.7%
PowerShares Dynamic Biotechnology & Genome	4.5%
PowerShares Dynamic Pharmaceuticals	4.5%
Gabelli Small Cap Growth - Class I	4.3%
Vanguard Growth ETF	4.0%

NEW CENTURY OPPORTUNISTIC PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2010
INVESTMENT COMPANIES — 99.1%	Shares	Value
Large-Cap Funds — 32.8%
iShares S&P 500 Growth Index (a)	39,400	$2,456,590
iShares S&P 500 Value Index (a)	16,500	918,555
Vanguard Growth ETF (a)	8,000	462,560
		3,837,705
Sector Funds — 30.6%
iShares Dow Jones U.S. Energy Sector Index (a)	13,200	448,668
iShares S&P North American Natural Resources Index (a)	24,900	903,870
PowerShares Dynamic Biotechnology & Genome (a)	26,500	529,735
PowerShares Dynamic Pharmaceuticals (a)	23,500	528,750
SPDR Gold Trust (a) (b) (c)	1,000	132,640
Technology Select Sector SPDR (a)	42,800	1,042,180
		3,585,843
International Funds — 16.0%
iShares MSCI Emerging Markets Index (a)	31,100	1,434,643
Janus Overseas - T Shares	8,997	444,191
		1,878,834
Mid-Cap Funds — 12.1%
SPDR S&P MidCap 400 ETF Trust (a)	9,402	1,415,283

Small-Cap Funds — 7.6%
Gabelli Small Cap Growth - Class I (b)	16,036	502,566
iShares S&P SmallCap 600 Growth Index (a)	5,100	333,591
iShares S&P SmallCap 600 Value Index (a)	900	58,212
		894,369

Total Investment Companies (Cost $9,270,022)		$11,612,034

MONEY MARKET FUNDS — 1.0%	Shares	Value
AIM STIT-STIC Prime Portfolio (The) - Institutional Class, 0.14% (d) (Cost $112,393)	112,393	$112,393

Total Investments at Value — 100.1% (Cost $9,382,415)		$11,724,427

Liabilities in Excess of Other Assets — (0.1%)		(11,384)

Net Assets — 100.0%		$11,713,043

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2010.

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO PORTFOLIO INFORMATION October 31, 2010 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
iShares S&P Latin America 40 Index	7.8%
Fidelity Canada	6.4%
iShares MSCI Germany Index	6.2%
Janus Overseas - T Shares	5.6%
iShares MSCI Canada Index	5.3%
iShares FTSE/Xinhua China 25 Index	5.1%
Vanguard Emerging Markets Stock Index	4.1%
Matthews Pacific Tiger - Class I	4.1%
iShares MSCI Mexico Investable Market Index	3.9%
iShares MSCI United Kingdom Index	3.9%

NEW CENTURY INTERNATIONAL PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2010
INVESTMENT COMPANIES — 98.0%	Shares	Value
Diversified Funds — 25.2%
Columbia Acorn International Select - Class A	57,784	$1,537,063
Harding, Loevner International Equity - Institutional Class	181,208	2,629,326
iShares MSCI EAFE Growth Index (a)	20,200	1,187,760
iShares MSCI EAFE Index (a)	17,500	997,675
iShares MSCI EAFE Value Index (a)	21,600	1,095,552
iShares S&P Global Energy Sector Index (a)	72,600	2,571,492
iShares S&P Global Infrastructure Index (a)	26,200	938,484
iShares S&P Global Materials Index (a)	13,400	899,944
Janus Overseas - T Shares	78,107	3,856,119
Templeton Institutional Funds - Foreign Smaller Companies Series	98,396	1,656,985
		17,370,400
Europe Funds — 23.8%
Franklin Mutual European - Class A	111,855	2,357,903
iShares MSCI Germany Index (a)	178,100	4,244,123
iShares MSCI Spain Index (a)	24,500	1,052,030
iShares MSCI Sweden Index (a)	58,000	1,693,600
iShares MSCI Switzerland Index (a)	105,600	2,483,712
iShares MSCI United Kingdom Index (a)	156,546	2,669,109
Vanguard European Stock ETF (a)	37,100	1,895,810
		16,396,287
Americas Funds — 23.4%
Fidelity Canada	81,093	4,390,379
iShares MSCI Canada Index (a)	126,000	3,642,660
iShares MSCI Mexico Investable Market Index (a)	47,300	2,720,696
iShares S&P Latin America 40 Index (a)	103,100	5,374,603
		16,128,338
Asia/Pacific Funds — 19.2%
Fidelity Japan	151,640	1,602,836
iShares FTSE/Xinhua China 25 Index (a)	78,500	3,530,930
iShares MSCI Australia Index (a)	105,800	2,588,926
iShares MSCI Japan Index (a)	45,500	455,000
iShares MSCI Pacific ex-Japan Index (a)	49,700	2,265,326
Matthews Pacific Tiger - Class I	120,222	2,809,580
		13,252,598
Emerging Markets Funds — 6.4%
iShares MSCI Emerging Markets Index (a)	34,000	1,568,420
Vanguard Emerging Markets Stock Index (a)	61,000	2,856,630
		4,425,050

Total Investment Companies (Cost $44,506,422)		$67,572,673

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.1%	Shares	Value
AIM STIT-STIC Prime Portfolio (The) - Institutional Class, 0.14% (b) (Cost $1,466,472)	1,466,472	$1,466,472

Total Investments at Value — 100.1% (Cost $45,972,894)		$69,039,145

Liabilities in Excess of Other Assets — (0.1%)		(91,722)

Net Assets — 100.0%		$68,947,423

(a)	Exchange-traded fund.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2010.

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO PORTFOLIO INFORMATION October 31, 2010 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
First Eagle Global - Class A	5.3%
Calamos Market Neutral Income - Class A	5.2%
Merger	5.1%
Arbitrage - Class R	5.0%
FPA Crescent - Class I	4.8%
BlackRock Global Allocation - Class A	3.9%
Fairholme	3.2%
Gateway - Class A	3.1%
Ivy Asset Strategy - Class A	2.8%
Mutual Global Discovery - Class Z	2.8%

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2010
INVESTMENT COMPANIES — 96.1%	Shares	Value
Global Macro Funds — 15.9%
BlackRock Global Allocation - Class A	280,637	$5,323,685
First Eagle Global - Class A	162,905	7,226,470
Ivy Asset Strategy - Class A	162,700	3,851,109
Mutual Global Discovery - Class Z	128,202	3,760,167
ProShares UltraShort Euro (a) (b)	72,000	1,362,240
		21,523,671
Asset Allocation Funds — 15.4%
Berwyn Income	254,543	3,390,516
FPA Crescent - Class I	247,713	6,527,225
Greenspring	152,899	3,663,468
Leuthold Core Investment	227,069	3,737,549
Oakmark Equity & Income - Class I	130,887	3,478,971
		20,797,729
Arbitrage Funds — 15.3%
Arbitrage - Class R	526,133	6,781,852
Calamos Market Neutral Income - Class A	587,233	6,993,947
Merger	433,383	6,912,462
		20,688,261
Long/Short Equity Funds — 14.3%
CGM Focus	74,093	2,307,241
Diamond Hill Long-Short - Class I	197,686	3,137,280
Federated Prudent Bear - Class A (b)	349,990	1,739,450
Hussman Strategic Growth	207,966	2,716,039
Marketfield	248,551	3,216,253
Schwab Hedged Equity - Select Shares (b)	194,447	2,875,878
TFS Market Neutral (b)	209,123	3,304,139
		19,296,280
High Yield/Fixed Income Funds — 8.5%
Eaton Vance Global Macro Absolute Return - I Shares	24,274	250,261
Forward Long/Short Credit Analysis - Institutional Class	373,935	3,234,535
Loomis Sayles Institutional High Income	226,932	1,885,802
Nuveen Multi-Strategy Income & Growth 2 (d)	200,000	1,792,000
PIMCO Emerging Local Bond - Class A	124,665	1,388,768
Templeton Global Bond - Class A	212,153	2,895,883
		11,447,249
Natural Resources Funds — 8.3%
Permanent Portfolio	20,371	896,107
PIMCO Commodity Real Return Strategy - Class A	347,929	3,009,589
PowerShares Water Resources Portfolio (a)	82,000	1,424,340
RS Global Natural Resources - Class A (b)	38,866	1,287,237
SPDR Gold Trust (a) (b) (c)	10,500	1,392,720
SteelPath MLP Select 40 - Institutional Class	164,200	1,771,721
Vanguard Precious Metals and Mining - Investor Shares	59,794	1,495,443
		11,277,157
Real Estate Funds — 7.1%
Cohen & Steers International Realty - Class I	69,057	805,896
ING Global Real Estate - Class I	162,257	2,636,681

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)
INVESTMENT COMPANIES — 96.1% (Continued)	Shares	Value
Real Estate Funds — 7.1% (Continued)
Invesco Real Estate - Class A	147,549	$3,116,245
Third Avenue Real Estate Value	131,356	3,012,001
		9,570,823
Deep Value/Distressed Securities Funds — 6.8%
Fairholme	128,646	4,372,674
Royce Value Trust, Inc. (b) (d)	148,000	1,884,040
Third Avenue Value	59,275	2,972,048
		9,228,762
Option Hedged Funds — 4.5%
Gateway - Class A	163,729	4,199,646
NFJ Dividend, Interest & Premium Strategy (d)	120,000	1,912,800
		6,112,446

Total Investment Companies (Cost $118,047,224)		$129,942,378

STRUCTURED NOTES — 3.1%	Par Value	Value
Credit Suisse, Buffered Accelerated Return Equity Security Linked Note, due 05/05/2011 (b)	$1,250,000	$1,834,500
Credit Suisse, Buffered Accelerated Return Equity Security Linked Note, due 04/05/2012 (b)	1,000,000	989,100
JPMorgan Chase & Co., Semi-Annual Review Equity Security Linked Note, due 02/29/2012 (b)	1,400,000	1,404,620

Total Structured Notes (Cost $3,650,000)		$4,228,220

MONEY MARKET FUNDS — 1.1%	Shares	Value
AIM STIT-STIC Prime Portfolio (The) - Institutional Class, 0.14% (e) (Cost $1,475,404)	1,475,404	$1,475,404

Total Investments at Value — 100.3% (Cost $123,172,628)		$135,646,002

Liabilities in Excess of Other Assets — (0.3%)		(358,832)

Net Assets — 100.0%		$135,287,170

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Closed-end fund.

(e)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2010.

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF ASSETS AND LIABILITIES October 31, 2010
	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
ASSETS
Investments in securities:
At acquisition cost	$73,258,222	$56,056,177	$9,382,415	$45,972,894	$123,172,628
At value (Note 1A)	$93,358,909	$64,941,135	$11,724,427	$69,039,145	$135,646,002
Dividends receivable	369	4,561	31	427	6,561
Receivable for capital shares sold	1,700	7,649	—	2,954	21,568
Other assets	5,331	3,871	692	4,990	8,441
TOTAL ASSETS	93,366,309	64,957,216	11,725,150	69,047,516	135,682,572

LIABILITIES
Payable for investment securities purchased	—	4,493	—	—	6,146
Payable for capital shares redeemed	—	—	—	—	280,363
Payable to Advisor (Note 2)	80,591	56,156	3,440	72,709	89,677
Payable to Distributor (Note 3)	8,800	8,200	2,521	17,800	6,500
Other accrued expenses	10,861	8,722	6,146	9,584	12,716
TOTAL LIABILITIES	100,252	77,571	12,107	100,093	395,402

NET ASSETS	$93,266,057	$64,879,645	$11,713,043	$68,947,423	$135,287,170

Net assets consist of:
Paid-in capital	$80,787,103	$59,660,961	$11,576,044	$53,181,463	$136,747,753
Undistributed net investment income	—	248,983	—	374,367	—
Accumulated net realized losses on investments	(7,621,733)	(3,915,257)	(2,205,013)	(7,674,658)	(13,933,957)
Net unrealized appreciation on investments	20,100,687	8,884,958	2,342,012	23,066,251	12,473,374
Net assets	$93,266,057	$64,879,645	$11,713,043	$68,947,423	$135,287,170

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	6,052,144	4,906,626	1,234,124	4,745,377	11,396,993

Net asset value, offering price and redemption price per share (a)	$15.41	$13.22	$9.49	$14.53	$11.87

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held (Note 1B).

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF OPERATIONS For the Year Ended October 31, 2010
	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
INVESTMENT INCOME
Dividends	$1,074,467	$1,655,084	$147,905	$1,777,930	$2,497,570
Interest	—	—	—	—	13,859
Total income	1,074,467	1,655,084	147,905	1,777,930	2,511,429

EXPENSES
Investment advisory fees (Note 2)	890,717	628,818	116,936	883,280	1,024,870
Distribution costs (Note 3)	169,131	121,128	29,207	209,106	230,918
Accounting fees	38,882	36,286	31,171	38,818	43,732
Administration fees (Note 2)	31,070	23,862	9,452	30,525	44,431
Legal and audit fees	29,486	22,940	10,541	29,665	41,311
Transfer agent fees	21,000	21,000	21,000	21,000	21,000
Trustees’ fees and expenses (Note 2)	21,279	14,927	2,792	20,997	32,493
Custody and bank service fees	17,154	12,271	3,771	17,571	25,861
Postage & supplies	12,481	7,569	5,531	9,901	11,995
Insurance expense	8,678	6,437	1,194	8,570	14,637
Other expenses	9,152	8,136	6,317	9,337	10,740
Total expenses	1,249,030	903,374	237,912	1,278,770	1,501,988
Less fees waived by the Advisor (Note 2)	—	—	(62,510)	—	—
Net expenses	1,249,030	903,374	175,402	1,278,770	1,501,988

NET INVESTMENT INCOME (LOSS)	(174,563)	751,710	(27,497)	499,160	1,009,441

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investments	3,033,894	(164,389)	152,638	1,760,915	(1,902,489)
Capital gain distributions from regulated investment companies	—	74,671	—	19,724	240,236
Net change in unrealized appreciation (depreciation) on investments	10,720,948	6,637,608	1,904,138	8,838,385	11,305,025

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	13,754,842	6,547,890	2,056,776	10,619,024	9,642,772

NET INCREASE IN NET ASSETS FROM OPERATIONS	$13,580,279	$7,299,600	$2,029,279	$11,118,184	$10,652,213

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS
	New Century Capital Portfolio		New Century Balanced Portfolio
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
FROM OPERATIONS
Net investment income (loss)	$(174,563)	$209,098	$751,710	$1,211,505
Net realized gains (losses) from security transactions	3,033,894	(943,200)	(164,389)	(9,218)
Capital gain distributions from regulated investment companies	—	456,941	74,671	434,303
Net change in unrealized appreciation (depreciation) on investments	10,720,948	9,081,737	6,637,608	6,385,829
Net increase in net assets from operations	13,580,279	8,804,576	7,299,600	8,022,419

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(197,554)	(208,624)	(803,247)	(1,229,934)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,779,440	5,209,472	2,950,046	2,231,634
Proceeds from redemption fees collected (Note 1B)	200	256	—	—
Net asset value of shares issued in reinvestment of distributions to shareholders	187,117	197,220	760,047	1,183,887
Payments for shares redeemed	(11,083,722)	(13,121,162)	(6,904,364)	(11,053,884)
Net decrease in net assets from capital share transactions	(5,116,965)	(7,714,214)	(3,194,271)	(7,638,363)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,265,760	881,738	3,302,082	(845,878)

NET ASSETS
Beginning of year	85,000,297	84,118,559	61,577,563	62,423,441
End of year	$93,266,057	$85,000,297	$64,879,645	$61,577,563

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$197,710	$248,983	$286,958

CAPITAL SHARE ACTIVITY
Shares sold	395,919	453,982	233,988	200,591
Shares reinvested	13,094	17,453	61,493	112,859
Shares redeemed	(769,439)	(1,213,660)	(550,071)	(1,073,900)
Net decrease in shares outstanding	(360,426)	(742,225)	(254,590)	(760,450)
Shares outstanding, beginning of year	6,412,570	7,154,795	5,161,216	5,921,666
Shares outstanding, end of year	6,052,144	6,412,570	4,906,626	5,161,216

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS
	New Century Opportunistic Portfolio		New Century International Portfolio
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
FROM OPERATIONS
Net investment income (loss)	$(27,497)	$11,964	$499,160	$940,955
Net realized gains (losses) from security transactions	152,638	31,585	1,760,915	(2,148,251)
Capital gain distributions from regulated investment companies	—	—	19,724	631,323
Net change in unrealized appreciation (depreciation) on investments	1,904,138	1,308,727	8,838,385	19,348,921
Net increase in net assets from operations	2,029,279	1,352,276	11,118,184	18,772,948

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(12,365)	—	(552,322)	(835,144)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	583,154	2,205,934	10,170,127	8,943,153
Proceeds from redemption fees collected (Note 1B)	30	657	1,845	1,481
Net asset value of shares issued in reinvestment of distributions to shareholders	12,244	—	382,969	568,685
Payments for shares redeemed	(2,215,304)	(2,829,435)	(41,622,845)	(14,236,006)
Net decrease in net assets from capital share transactions	(1,619,876)	(622,844)	(31,067,904)	(4,722,687)

TOTAL INCREASE (DECREASE) IN NET ASSETS	397,038	729,432	(20,502,042)	13,215,117

NET ASSETS
Beginning of year	11,316,005	10,586,573	89,449,465	76,234,348
End of year	$11,713,043	$11,316,005	$68,947,423	$89,449,465

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$12,312	$374,367	$407,805

CAPITAL SHARE ACTIVITY
Shares sold	66,432	313,506	758,982	831,409
Shares reinvested	1,417	—	28,601	57,385
Shares redeemed	(253,593)	(389,287)	(3,087,044)	(1,405,219)
Net decrease in shares outstanding	(185,744)	(75,781)	(2,299,461)	(516,425)
Shares outstanding, beginning of year	1,419,868	1,495,649	7,044,838	7,561,263
Shares outstanding, end of year	1,234,124	1,419,868	4,745,377	7,044,838

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS
	New Century Alternative Strategies Portfolio
	Year Ended October 31, 2010	Year Ended October 31, 2009
FROM OPERATIONS
Net investment income	$1,009,441	$1,941,362
Net realized losses from security transactions	(1,902,489)	(12,689,464)
Capital gain distributions from regulated investment companies	240,236	3,563,874
Net change in unrealized appreciation (depreciation) on investments	11,305,025	22,991,658
Net increase in net assets from operations	10,652,213	15,807,430

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(1,815,992)	(4,198,238)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	24,105,776	35,102,853
Proceeds from redemption fees collected (Note 1B)	905	5,281
Net asset value of shares issued in reinvestment of distributions to shareholders	1,776,809	4,137,046
Payments for shares redeemed	(38,600,474)	(48,685,015)
Net decrease in net assets from capital share transactions	(12,716,984)	(9,439,835)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,880,763)	2,169,357

NET ASSETS
Beginning of year	139,167,933	136,998,576
End of year	$135,287,170	$139,167,933

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$690,216

CAPITAL SHARE ACTIVITY
Shares sold	2,110,966	3,534,810
Shares reinvested	156,547	427,823
Shares redeemed	(3,402,098)	(4,941,286)
Net decrease in shares outstanding	(1,134,585)	(978,653)
Shares outstanding, beginning of year	12,531,578	13,510,231
Shares outstanding, end of year	11,396,993	12,531,578

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2010	2009	2008	2007		2006
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.26	$11.76	$20.68	$17.23		$15.04

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.03	0.02	(0.06)		(0.08)
Net realized and unrealized gains (losses) on investments	2.21	1.50	(7.94)	3.51		2.27
Total from investment operations	2.18	1.53	(7.92)	3.45		2.19

Less distributions:
Distributions from net investment income	(0.03)	(0.03)	(0.14)	—		—
Distributions from net realized gains	—	—	(0.86)	—		—
Total distributions	(0.03)	(0.03)	(1.00)	—		—

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)	—

Net asset value, end of year	$15.41	$13.26	$11.76	$20.68		$17.23

TOTAL RETURN (b)	16.47%	13.05%	(40.06% )	20.02%		14.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$93,266	$85,000	$84,119	$144,228		$123,888

Ratio of expenses to average net assets (c)	1.40%	1.41%	1.29%	1.25%		1.27%

Ratio of net investment income (loss) to average net assets (c) (d)	(0.20% )	0.27%	0.08%	(0.32%	)	(0.47%	)

Portfolio turnover	10%	4%	27%	21%		12%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$11.93	$10.54	$16.13	$14.57	$13.15

Income (loss) from investment operations:
Net investment income	0.15	0.22	0.25	0.19	0.17
Net realized and unrealized gains (losses) on investments	1.30	1.39	(4.69)	1.56	1.44
Total from investment operations	1.45	1.61	(4.44)	1.75	1.61

Less distributions:
Distributions from net investment income	(0.16)	(0.22)	(0.30)	(0.19)	(0.19)
Distributions from net realized gains	—	—	(0.85)	—	—
Total distributions	(0.16)	(0.22)	(1.15)	(0.19)	(0.19)

Proceeds from redemption fees collected	—	—	0.00 (a)	0.00 (a)	—

Net asset value, end of year	$13.22	$11.93	$10.54	$16.13	$14.57

TOTAL RETURN (b)	12.23%	15.57%	(29.46% )	12.09%	12.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$64,880	$61,578	$62,423	$95,052	$85,799

Ratio of expenses to average net assets (c)	1.44%	1.45%	1.38%	1.35%	1.38%

Ratio of net investment income to average net assets (c) (d)	1.20%	2.07%	1.71%	1.21%	1.20%

Portfolio turnover	7%	13%	22%	28%	22%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY OPPORTUNISTIC PORTFOLIO FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2010		2009		2008	2007		2006
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$7.97		$7.08		$11.78	$9.45		$8.72

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.01		(0.05)	(0.05)		(0.08)
Net realized and unrealized gains (losses) on investments	1.55		0.88		(4.26)	2.38		0.81
Total from investment operations	1.53		0.89		(4.31)	2.33		0.73

Less distributions:
Distributions from net investment income	(0.01)		—		(0.05)	—		—
Distributions from net realized gains	—		—		(0.34)	—		—
Total distributions	(0.01)		—		(0.39)	—		—

Proceeds from redemption fees collected	0.00	(a)	0.00	(a)	0.00 (a)	—		—

Net asset value, end of year	$9.49		$7.97		$7.08	$11.78		$9.45

TOTAL RETURN (b)	19.19%		12.57%		(37.74% )	24.66%		8.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$11,713		$11,316		$10,587	$14,935		$11,949

Ratios of expenses to average net assets:
Before expense reimbursement and waived fees (c)	2.03%		2.08%		1.79%	1.88%		2.00%
After expense reimbursement and waived fees (c)	1.50%		1.50%		1.50%	1.50%		1.50%

Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and waived fees (c) (d)	(0.77%	)	(0.47%	)	(0.89% )	(0.88%	)	(1.39%	)
After expense reimbursement and waived fees (c) (d)	(0.24%	)	0.11%		(0.60% )	(0.50%	)	(0.89%	)

Portfolio turnover	7%		10%		56%	47%		49%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2010	2009	2008	2007		2006
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$12.70	$10.08	$20.06	$15.06		$12.12

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.13	0.28	0.03		(0.06)
Net realized and unrealized gains (losses) on investments	1.82	2.61	(9.47)	5.61		3.12
Total from investment operations	1.91	2.74	(9.19)	5.64		3.06

Less distributions:
Distributions from net investment income	(0.08)	(0.12)	(0.33)	(0.06)		—
Distributions from net realized gains	—	—	(0.46)	(0.58)		(0.12)
Total distributions	(0.08)	(0.12)	(0.79)	(0.64)		(0.12)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)	0.00	(a)

Net asset value, end of year	$14.53	$12.70	$10.08	$20.06		$15.06

TOTAL RETURN (b)	15.07%	27.45%	(47.52% )	38.62%		25.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$68,947	$89,449	$76,234	$147,416		$102,945

Ratios of expenses to average net assets (c)	1.45%	1.44%	1.29% (e)	1.35%	(e)	1.50%	(e)

Ratios of net investment income (loss) to average net assets (c) (d)	0.57%	1.23%	1.66% (e)	0.11%	(e)	(0.46%	)(e)

Portfolio turnover	4%	11%	34%	10%		22%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(e)
Absent the recoupment of fees previously waived and expenses reimbursed by the Advisor, the ratios of expenses to average net assets would have been 1.28%, 1.32% and 1.41% and the ratios of net investment income (loss) to average net assets would have been 1.68%, 0.14% and (0.37%) for the years ended October 31, 2008, 2007 and 2006, respectively (Note 2).

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$11.11	$10.14	$13.93	$13.03	$11.99

Income (loss) from investment operations:
Net investment income	0.08	0.14	0.27	0.18	0.21
Net realized and unrealized gains (losses) on investments	0.83	1.15	(3.39)	1.34	1.23
Total from investment operations	0.91	1.29	(3.12)	1.52	1.44

Less distributions:
Distributions from net investment income	(0.15)	(0.32)	(0.36)	(0.32)	(0.33)
Distributions from net realized gains	—	—	(0.31)	(0.30)	(0.07)
Total distributions	(0.15)	(0.32)	(0.67)	(0.62)	(0.40)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	—

Net asset value, end of year	$11.87	$11.11	$10.14	$13.93	$13.03

TOTAL RETURN (b)	8.21%	13.16%	(23.44% )	12.09%	12.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$135,287	$139,168	$136,999	$128,117	$97,811

Ratio of expenses to average net assets (c)	1.10%	1.06%	1.00%	1.06%	1.08%

Ratio of net investment income to average net assets (c) (d)	0.74%	1.46%	1.46%	1.07%	1.43%

Portfolio turnover	22%	27%	17%	8%	12%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS October 31, 2010

(1)	SIGNIFICANT ACCOUNTING POLICIES

New Century Portfolios (“New Century”) is organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and currently offers shares of five series: New Century Capital Portfolio, New Century Balanced Portfolio, New Century Opportunistic Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio (together, the “Portfolios”). New Century Capital Portfolio and New Century Balanced Portfolio commenced operations on January 31, 1989. New Century Opportunistic Portfolio and New Century International Portfolio commenced operations on November 1, 2000, and New Century Alternative Strategies Portfolio commenced operations on May 1, 2002.

Weston Financial Group, Inc. (the “Advisor”), a wholly-owned subsidiary of The Washington Trust Company, serves as the investment advisor to each Portfolio. Weston Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Washington Trust Bancorp, Inc., serves as the distributor and principal underwriter to each Portfolio.

The investment objective of New Century Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve its objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign).

The investment objective of New Century Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk. This Portfolio seeks to achieve its objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign), fixed income securities (domestic and foreign), or in a composite of such securities. This Portfolio maintains at least 25% of its assets in fixed income securities by selecting registered investment companies that invest in such securities.

The investment objective of New Century Opportunistic Portfolio is to provide capital growth, without regard to current income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of registered investment companies that emphasize investments in equities (domestic and foreign), fixed income securities that seek appreciation such as high-yield, lower rated debt securities (domestic or foreign), or other securities that are selected by those investment companies to achieve growth.

The investment objective of New Century International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve its objectives by investing primarily in shares of registered investment companies that emphasize investments in equities and fixed income securities (foreign, worldwide, emerging markets and domestic).

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2010

The investment objective of New Century Alternative Strategies Portfolio is to provide long-term capital appreciation, with a secondary objective to earn income, while managing risk. This Portfolio seeks to achieve its objectives by investing primarily in shares of other registered investment companies that emphasize alternative strategies.

The price of shares of each Portfolio fluctuates daily and there is no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.	Investment Valuation

Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. The Portfolios may also invest in closed-end investment companies, exchange-traded funds, and to a certain extent, directly in securities. Investments in closed-end investment companies, exchange-traded funds and direct investments in securities are valued at market prices, as described in the paragraph below. The net asset value as reported by open-end investment companies may be based on fair value pricing; to understand the fair value pricing process used by such companies, consult their most current prospectus.

Investments in securities traded on a national securities exchange or included in NASDAQ are generally valued at the last reported sales price, the closing price or the official closing price; and securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Other assets and securities for which no quotations are readily available or for which quotations the Advisor believes do not reflect market value are valued at their fair value as determined in good faith by the Advisor under the procedures established by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term investments (those with remaining maturities of 60 days or less) may be valued at amortized cost which approximates market value.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2010

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls (in its entirety), is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Portfolio’s investments by security type as of October 31, 2010:

New Century Capital Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$89,918,013	$—	$—	$89,918,013
Money Market Funds	3,440,896	—	—	3,440,896
Total	$93,358,909	$—	$—	$93,358,909

New Century Balanced Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$64,303,119	$—	$—	$64,303,119
Money Market Funds	638,016	—	—	638,016
Total	$64,941,135	$—	$—	$64,941,135

New Century Opportunistic Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$11,612,034	$—	$—	$11,612,034
Money Market Funds	112,393	—	—	112,393
Total	$11,724,427	$—	$—	$11,724,427

New Century International Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$67,572,673	$—	$—	$67,572,673
Money Market Funds	1,466,472	—	—	1,466,472
Total	$69,039,145	$—	$—	$69,039,145

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2010

New Century Alternative Strategies Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$129,942,378	$—	$—	$129,942,378
Structured Notes	—	4,228,220	—	4,228,220
Money Market Funds	1,475,404	—	—	1,475,404
Total	$131,417,782	$4,228,220	$—	$135,646,002

Refer to each Portfolio’s Schedule of Investments for a listing of the securities valued using Level 1 and Level 2 inputs. During the year ended October 31, 2010, the Portfolios did not have any significant transfers in and out of Level 1 or Level 2. In addition, the Portfolios did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of, or during the year ended October 31, 2010.

B.	Share Valuation

The net asset value per share of each Portfolio is calculated daily by dividing the total value of each Portfolio’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Portfolio is equal to the net asset value per share, except that shares of each Portfolio are subject to a redemption fee of 2% if redeemed within 30 days of the date of purchase. No redemption fee is imposed on the exchange of shares among the various Portfolios of the Trust, the redemption of shares representing reinvested dividends or capital gain distributions, or on amounts representing capital appreciation of shares. During the years ended October 31, 2010 and 2009, proceeds from redemption fees totaled $200 and $256, respectively, for New Century Capital Portfolio, $30 and $657, respectively, for New Century Opportunistic Portfolio, $1,845 and $1,481, respectively, for New Century International Portfolio and $905 and $5,281, respectively, for New Century Alternative Strategies Portfolio. No redemption fees were collected for New Century Balanced Portfolio. Any redemption fees collected are credited to paid-in capital of the applicable Portfolio.

C.	Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses on securities sold are determined on a specific identification method.

D.	Income Recognition

Interest, if any, is accrued on portfolio investments daily. Dividend income and capital gain distributions are recorded on the ex-dividend date or as soon as the information is available if after the ex-date.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2010

E.	Distributions to Shareholders

Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of New Century Balanced and New Century Alternative Strategies Portfolios. Dividends from net investment income, if any, are declared and paid annually to shareholders of New Century Capital, New Century Opportunistic and New Century International Portfolios. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended October 31, 2010 and 2009 was as follows:

Years Ended	Ordinary Income	Total Distributions
New Century Capital Portfolio
October 31, 2010	$197,554	$197,554
October 31, 2009	$208,624	$208,624
New Century Balanced Portfolio
October 31, 2010	$803,247	$803,247
October 31, 2009	$1,229,934	$1,229,934
New Century Opportunistic Portfolio
October 31, 2010	$12,365	$12,365
October 31, 2009	$—	$—
New Century International Portfolio
October 31, 2010	$552,322	$552,322
October 31, 2009	$835,144	$835,144
New Century Alternative Strategies Portfolio
October 31, 2010	$1,815,992	$1,815,992
October 31, 2009	$4,198,238	$4,198,238

F.	Cost of Operations

The Portfolios bear all costs of their operations other than expenses specifically assumed by the Advisor. Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio.

G.	Use of Estimates

In preparing financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2010

(2)	INVESTMENT ADVISORY FEES, ADMINISTRATIVE AGREEMENT AND TRUSTEES’ FEES

Each Portfolio has a separate Investment Advisory Agreement with the Advisor. Investment advisory fees for each Portfolio are computed daily and paid monthly. The investment advisory fees for each Portfolio, except for New Century Alternative Strategies Portfolio, are computed at an annualized rate of 1% on the first $100 million of average daily net assets and .75% of average daily net assets exceeding that amount. The investment advisory fees for New Century Alternative Strategies Portfolio are computed at an annualized rate of .75% of average daily net assets. The advisory fees are based on the net assets of each of the Portfolios separately, and not on the total net assets of the Portfolios combined.

The Advisor has contractually agreed to limit the total expenses (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.50% of average net assets for each of the Portfolios. The total expenses do not include a Portfolio’s proportionate share of expenses of the underlying investment companies in which such Portfolio invests. This contractual fee waiver is in place until October 31, 2011. Accordingly, for the year ended October 31, 2010, the Advisor waived $62,510 of advisory fees for New Century Opportunistic Portfolio. No waiver was necessary for New Century Capital, New Century Balanced, New Century International or New Century Alternative Strategies Portfolios.

Any advisory fees waived and/or any other operating expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Portfolio to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Portfolio’s current total operating expenses for such fiscal year does not exceed the applicable existing limitation on Portfolio expenses, and the reimbursement is made within three years after the year in which the Advisor incurred the expense. During the year ended October 31, 2010, the Advisor did not recoup any fee waivers or expense reimbursements from New Century Opportunistic Portfolio. The Advisor has recouped all previous fee waivers and expense reimbursements for New Century Balanced, New Century International and New Century Alternative Strategies Portfolios. No fees have been waived or expenses reimbursed for New Century Capital Portfolio.

As of October 31, 2010, the amounts available for reimbursement that have been paid and/or waived by the Advisor on behalf of New Century Opportunistic Portfolio are $165,618. As of October 31, 2010, the Advisor may recapture a portion of such amounts no later than the dates as stated below:

	October 31, 2011	October 31, 2012	October 31, 2013
New Century Opportunistic Portfolio	$41,595	$61,513	$62,510

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2010

Fees paid by the Portfolios pursuant to an Administration Agreement with the Advisor to administer the ordinary course of the Portfolios’ business are paid monthly based on actual expenses incurred in the overseeing of the Portfolios’ affairs. All expenses incurred overseeing the Portfolios’ affairs are reimbursed monthly.

The Portfolios pay each Trustee who is not affiliated with the Advisor a $16,000 annual retainer, paid quarterly, and a per meeting fee of $3,500. The Portfolios will also pay each Trustee who is not affiliated with the Advisor a $3,500 special meeting fee if held independent of a regularly scheduled board meeting. Any trustee who is affiliated with the Advisor does not receive compensation from the Portfolios at this time.

(3)	DISTRIBUTION PLAN AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have adopted a Distribution Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. Under the Plan, each Portfolio may pay up to .25% of its average daily net assets to the Distributor for activities primarily intended to result in the sale of shares. Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not “interested persons” of the Portfolios and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

During the year ended October 31, 2010, the Distributor received $169,131, $121,128, $29,207, $209,106 and $230,918 from New Century Capital, Balanced, Opportunistic, International and Alternative Strategies Portfolios, respectively, pursuant to the Plan. As described below, these net amounts were offset by the sales commissions and other compensation received by the Distributor.

During the year ended October 31, 2010, the Distributor also received sales commissions and other compensation of $53,972, $35,053, $0, $12,484 and $110,026 in connection with the purchase of investment company shares by New Century Capital, Balanced, Opportunistic, International and Alternative Strategies Portfolios, respectively. The Distributor has voluntarily agreed to reduce payments made by each Portfolio pursuant to the Plan in amounts equal to the sales commissions and other compensation.

Certain officers and Trustees of New Century are also officers and/or directors of the Advisor and the Distributor.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2010

(4)	INVESTMENT TRANSACTIONS

For the year ended October 31, 2010, the cost of purchases and the proceeds from sales of securities other than short-term investments and U.S. government securities were as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Purchase of investment securities	$8,731,660	$4,264,324	$801,398	$3,313,229	$30,096,587
Proceeds from sales of investment securities	$14,404,488	$5,187,713	$2,276,861	$31,191,952	$43,273,126

(5)	TAX MATTERS

It is each Portfolio’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Portfolio so qualifies and distributes at least 90% of its taxable net income, the Portfolio (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Portfolio’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

For the year ended October 31, 2010, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements for items such as net investment loss, reclassification of long-term capital gains from regulated investment companies and differing tax treatments for structured notes:

	Increase in Undistributed Net Investment Income	Decrease in Accumulated Net Realized Losses on Investments	Decrease in Paid-in Capital
New Century Capital Portfolio	$174,407	$—	$(174,407)
New Century Balanced Portfolio	13,562	(13,562)	—
New Century Opportunistic Portfolio	27,550	—	(27,550)
New Century International Portfolio	19,724	(19,724)	—
New Century Alternative Strategies Portfolio	116,335	(72,880)	(43,455)

These reclassifications did not change the net assets of the Portfolios.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2010

The tax character of accumulated earnings (deficit) at October 31, 2010 was as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Undistributed ordinary income	$—	$248,983	$—	$374,367	$—
Net unrealized appreciation	20,093,873	8,742,832	2,325,569	23,066,251	11,841,000
Capital loss carryforwards	(7,614,919)	(3,773,131)	(2,188,570)	(7,674,658)	(13,301,583)
Total accumulated earnings (deficit)	$12,478,954	$5,218,684	$136,999	$15,765,960	$(1,460,583)

The following information is based upon the federal income tax cost of investment securities as of October 31, 2010:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Federal income tax cost	$73,265,036	$56,198,303	$9,398,858	$45,972,894	$123,805,002
Gross unrealized appreciation	$20,959,477	$10,349,048	$2,387,057	$23,783,557	$17,052,619
Gross unrealized depreciation	(865,604)	(1,606,216)	(61,488)	(717,306)	(5,211,619)
Net unrealized appreciation	$20,093,873	$8,742,832	$2,325,569	$23,066,251	$11,841,000

The difference between the federal income tax cost of portfolio investments and the financial statement cost for New Century Capital, Balanced, Opportunistic and Alternative Strategies Portfolios is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of October 31, 2010, the Portfolios had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Expires October 31,	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
2016	$7,123,295	$3,669,851	$2,188,570	$6,144,756	$1,409,701
2017	491,624	—	—	1,529,902	10,060,859
2018	—	103,280	—	—	1,831,023
	$7,614,919	$3,773,131	$2,188,570	$7,674,658	$13,301,583

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2010

During the year ended October 31, 2010, the following amounts of capital loss carryforwards were utilized to offset current year realized gains:

New Century Capital Portfolio	$3,040,708
New Century Opportunistic Portfolio	$152,638
New Century International Portfolio	$1,760,915

The Portfolios recognize the tax benefits or expenses of uncertain tax positions only when the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Portfolios’ tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2007 through October 31, 2010) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(6)	CONTINGENCIES AND COMMITMENTS

New Century indemnifies its officers and Trustees for certain liabilities that might arise from the performance of their duties to the Portfolios. Additionally, in the normal course of business, New Century, on behalf of its Portfolios, enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, New Century expects the risk of loss to be remote.

(7)	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Portfolios’ financial statement disclosures.

(8)	SUBSEQUENT EVENTS

The Portfolios are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolios are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

NEW CENTURY PORTFOLIOS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
New Century Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of New Century Capital Portfolio, New Century Balanced Portfolio, New Century Opportunistic Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio, each a series of shares of beneficial interest of New Century Portfolios, as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Century Capital Portfolio, New Century Balanced Portfolio, New Century Opportunistic Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for the each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 20, 2010

NEW CENTURY PORTFOLIOS BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Overall responsibility for management of New Century rests with the Board of Trustees. The Trustees serve during the lifetime of New Century and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of New Century to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following table provides information regarding each Trustee and principal officer of New Century:

Name, Address and Age	Length of Time Served	Position(s) held with New Century	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:
*Wayne M. Grzecki 40 William Street, Suite 100 Wellesley, MA 02481 (age 59)	Since 1996 Since 2010	President Trustee	President, Chief Operating Officer and Director of Weston Financial Group, Inc.; President and Director of Weston Securities Corporation.	5	None
Non-Interested Trustees:
Stanley H. Cooper, Esq. One Ashford Lane Andover, MA 01810 (age 63)	Since 2008 Since 1988	Chairman Trustee	Attorney in private practice.	5	None
Roger Eastman, CPA 10682 Gulfshore Drive C-103 Naples, FL 34108 (age 80)	Since 1989	Trustee and Chairman of Audit Committee	Retired.	5	None
Michael A. Diorio, CPA 11 Calvin Drive Milford, MA 01757 (age 65)	Since 1988	Trustee	Financial consultant; formerly, Executive Director of Milford Housing Authority from October 2004 - October 2009.	5	Director, Milford National Bank & Trust Company since 1996
Officers:
Ronald A. Sugameli 40 William Street, Suite 100 Wellesley, MA 02481 (age 58)	Since 1997	Vice President	Managing Director, Chief Investment Officer and Secretary of Weston Financial Group, Inc.; Vice President and Secretary of Weston Securities Corporation.

NEW CENTURY PORTFOLIOS BOARD OF TRUSTEES AND OFFICERS (Unaudited) (Continued)

Name, Address and Age	Length of Time Served	Position(s) held with New Century	Principal Occupation(s) During Past 5 Years
Nicole M. Tremblay, Esq. 40 William Street, Suite 100 Wellesley, MA 02481 (age 36)	Since 2002	Chief Financial Officer, Treasurer, Chief Compliance Officer and Secretary	Vice President and Chief Compliance Officer of Weston Financial Group, Inc.; Vice President, Chief Compliance Officer, and General Securities Principal of Weston Securities Corporation.

*
Wayne M. Grzecki is considered to be an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Grzecki is an interested person because he is an officer of the Advisor and the Distributor.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-639-0102.

Further, the Board of Trustees and its principal executive officer, principal financial officer and other persons performing similar functions have adopted a Code of Ethics. To obtain a free copy of the Code of Ethics, please call 1-888-639-0102.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Portfolios during the year ended October 31, 2010. For the year ended October 31, 2010, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. New Century Capital Portfolio, New Century Balanced Portfolio, New Century Opportunistic Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio intend to designate up to a maximum of $197,554, $803,247, $12,365, $552,322 and $1,815,992, respectively, as taxed at a maximum rate of 15%. As required by federal regulations, complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

NEW CENTURY PORTFOLIOS ABOUT YOUR PORTFOLIO’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Portfolios, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other expenses. The following examples are intended to help you understand ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the tables below are based on an investment of $1,000 made at the beginning of the period shown (May 1, 2010) and held for the entire period (October 31, 2010).

The table below illustrates each Portfolio’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Portfolios. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolios under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Portfolios’ ongoing costs with those of other mutual funds. It assumes that each Portfolio had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolios’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Portfolios do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Portfolios held for less than 30 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. In addition, the calculations do not reflect the Portfolios’ proportionate shares of expenses of the underlying investment companies in which the Portfolios invest.

NEW CENTURY PORTFOLIOS ABOUT YOUR PORTFOLIO’S EXPENSES (Unaudited) (Continued)

More information about the Portfolios’ expenses, including recent annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Portfolios’ prospectus.

New Century Capital Portfolio
	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,012.50	$7.15
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.10	$7.17
*
Expenses are equal to the New Century Capital Portfolio’s annualized expense ratio of 1.41% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

New Century Balanced Portfolio
	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,015.40	$7.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.00	$7.27
*
Expenses are equal to the New Century Balanced Portfolio’s annualized expense ratio of 1.43% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

New Century Opportunistic Portfolio
	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,030.40	$7.68
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	$7.63
*
Expenses are equal to the New Century Opportunistic Portfolio’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NEW CENTURY PORTFOLIOS ABOUT YOUR PORTFOLIO’S EXPENSES (Unaudited) (Continued)

New Century International Portfolio
	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,077.90	$7.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.85	$7.43
*
Expenses are equal to the New Century International Portfolio’s annualized expense ratio of 1.46% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

New Century Alternative Strategies Portfolio
	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,018.90	$5.55
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.71	$5.55
*
Expenses are equal to the New Century Alternative Strategies Portfolio’s annualized expense ratio of 1.09% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NEW CENTURY PORTFOLIOS SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

A Special Meeting of Shareholders of the Trust (the “Special Meeting”) was held on June 17, 2010, pursuant to notice duly given to all shareholders of record at the close of business on April 30, 2010. At the Special Meeting, shareholders were asked to consider the following two proposals:

Proposal 1 – The election of four trustees to the Board, nominated by the Board of Trustees, each to serve until their successors are duly elected and qualified. The proposal was approved by the shareholders of the Trust. The results of the shareholder vote were as follows:

Nominee	Voted “FOR” the Resolution	Voted Against	Broker Non-Votes	TOTAL
Stanley H. Cooper	17,817,164.038	96,619.559	0.000	17,913,783.597
Michael A. Diorio	17,817,164.038	96,619.559	0.000	17,913,783.597
Roger A. Eastman	17,739,909.893	173,873.704	0.000	17,913,783.597
Wayne M. Grzecki	17,817,164.038	96,619.559	0.000	17,913,783.597

Proposal 2 – The ratification of the appointment of BBD, LLP as the Trust’s Independent Registered Public Accounting Firm for the fiscal year ending October 31, 2010. The proposal was approved by the shareholders of the Trust. The results of the shareholder vote were as follows:

Name	Voted “FOR”	Voted Against	Abstain	Broker Non-Votes	TOTAL
BBD, LLP	17,758,061.991	132,461.604	23,260.002	0.000	17,913,783.597

NEW CENTURY PORTFOLIOS TRUSTEES APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

Weston Financial Group, Inc. (“Weston" and/or "Advisor") serves as the investment adviser to each Portfolio of the Trust. The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each Investment Advisory Agreement between a Portfolio and its investment advisor will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees, including by a vote of majority of the Trustees who are not “interested persons” of the Portfolio (the “Independent Trustees”), cast in person at a meeting called for considering such approval.

At a regularly scheduled meeting of the Board of Trustees (the “Board”) of New Century Portfolios (the “Trust” or the “Portfolios”), held on September 30, 2010, the Board, including a majority of the Independent Trustees, voted to approve the continuance of each existing Investment Advisory Agreements (collectively, the “Advisory Agreements”) for an additional one-year period through October 31, 2011 on behalf of each of the Capital, Balanced, Opportunistic, International and Alternative Strategies Portfolio and Weston. In approving continuance of the Advisory Agreements, the Board, including a majority of the Independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the Advisory Agreements was in the best interests of the Portfolios and its shareholders. The approval was unanimous, and thus included a majority of the Independent Trustees and by a majority of the entire Board.

In reaching this decision, the Board, advised by the Portfolios' independent counsel, took into account qualitative and quantitative information furnished to the Board throughout the year at regular Board meetings, as well as materials prepared specifically in connection with the annual review of the Advisory Agreements at the September 30, 2010 Board meeting. In addition, the Trustees considered additional information furnished to them from time to time by the Advisor at meetings of the Board and its Audit Committee Meetings. At such meetings, the Trustees typically received, among other things, investment performance reports and related financial information of the Portfolios, brokerage commissions and execution provided by the Advisor, and information provided by the portfolio managers and other investment professionals of the Advisor relating to the specific performance of each Portfolio and the investment strategies used in pursuing each Portfolio’s investment objectives.

In advance of the September 30, 2010 Board meeting (the “Meeting”), the Trustees requested and received materials specifically relating to each Portfolios’ current Advisory Agreement. The materials prepared for the Meeting included the following: (i) expense ratio analysis chart detailing the net and gross expense ratios for each Portfolio (as compared to their respective Morningstar categories based on various ranges of assets under management); (ii) expense analysis charts demonstrating fees, expenses and investment performance for each of the Portfolios (as compared to comparable groups of funds and benchmarks as classified by Morningstar for the period ending July 31, 2009 and July 31, 2010); (iii) a memorandum provided by the Investment Company Institute titled, “Trends in the Fees and Expenses of Mutual Funds, 2009”; and (iv) a copy of the Advisory Agreements.

NEW CENTURY PORTFOLIOS TRUSTEES APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board approved the renewal of the Advisory Agreements for a one-year period commencing November 1, 2010 based upon its evaluation of: (i) the long-term relationship between Weston and the Trust; (ii) Weston’s strong and dedicated commitment to compliance; (iii) the nature, extent and quality of the services provided; (iv) the performance of each Portfolio; and (v) the costs of the services provided; and the profitability of Weston’s relationship with the Portfolios.

In evaluating the various factors noted above, each Independent Trustee gave different weight to different items. In general, the Trustees determined it was most significant that the proposed Advisory Agreements assure a continuity of relationships to service each of the Portfolios. Further, the Trustees reviewed: (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Portfolios and the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Portfolio; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow; and, (v) whether fee levels reflect any such economies of scales for the benefit of the Portfolios’ shareholders. The Trustees reviewed the background, qualifications, education and experience of the Advisor’s investment professionals and support personnel who provide portfolio management, investment research, and similar services to the Portfolios. The Board also believes a long-term relationship with a capable, conscientious Advisor and personnel is in the best interest of shareholders and such shareholders have benefited from such continuity. The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided by the Advisor to the Trust, the Advisor’s robust compliance program, and the Advisor’s role in coordinating such services and programs for the Trust. The Trustees noted specifically that Management has been exceptionally responsive to any issues raised by the Board. The Trustees also noted they had reviewed the compliance programs of the Advisor and relevant affiliates and expressed their pleasure with the strong relationship that has developed between the Board and the Trust’s Chief Compliance Officer. The Trustees considered that the Advisor is a quality firm with a reputation for moral integrity and honesty.

The Board noted that the Portfolios had been performing competitively in the industry and were pleased with their results, including their Morningstar ratings. The Board expressed its satisfaction with the experience and performance of the portfolio managers noting the Advisor’s actions and other steps taken in response to unprecedented periods of market volatility over the last two years. Further, the Board noted that many funds-of-funds in the industry have the ability to select intra-family funds and therefore keep the expense ratios lower; however with this in mind, the Portfolios had performed competitively.

The Board reviewed contractual investment advisory fee rates, including administrative fee and distribution fee rates and considered each Portfolios’ management fees and total expense ratios as compared to a group of similarly managed funds with the same

NEW CENTURY PORTFOLIOS TRUSTEES APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

investment style and Morningstar Category and similar asset size as each Portfolio. The Board was advised that the investment advisory fees charged by the Portfolios were within an acceptable range based on the average of the investment advisory fees charged by other, similar funds within the industry. It was further noted that the Capital, Balanced, Opportunistic and International Portfolios do offer a breakpoint for assets in excess of $100 million which could lower the investment advisory fees as assets grow. The Board also discussed the Advisor’s expense limitation agreements with each Portfolio. Pursuant to these expense limitation agreements, the Advisor has agreed to waive fees and/or reimburse certain other expenses so that the ratio of total operating expenses of each Portfolio was limited to 1.50% of such Portfolio’s average net assets. Further, Ms. Tremblay reminded the Board that in January 2010, the Advisor had already agreed to extend the current Operating Expense Limitations Agreement through March 1, 2011 and at this Meeting, if approved would extend through October 31, 2011.

The Board also reviewed the average total expense ratios of similar equity mutual funds within the industry. They discussed the mutual funds’ fixed expenses, such as the use of outside service providers for transfer agency, fund accounting and custodial services. It was also noted that the Trust, as a fund-of-funds complex, had a slightly different expense ratio structure than most other funds within the industry.

The Board next considered whether economies of scale are realized by the Advisor and its affiliates as the Portfolios grow larger and the extent to which this is reflected in the level of management fees charged. To support such analysis, the Board reviewed the Portfolios’ gross and net expense ratios and expense caps and noted that certain Portfolio expenses are relatively fixed and unrelated to asset size. The Board also noted that economies of scale are shared with a Portfolio and its shareholders through management fee breakpoints so that as a Portfolio grows in size, its effective management fee rate declines. The Capital, Balance, Opportunistic, and International Portfolios’ Agreements as noted above provides a management fee at the rate of 1.00% on the first $100 million of Portfolio net assets; and 0.75% on net assets in excess of $100 million while the Alternative Strategies Portfolio’s Agreement provides a flat management fee rate of 0.75% on all assets. The Board confirmed the Advisor may enjoy some economies of scale as a Portfolio’s assets grow and these economies of scale are currently being shared equitably by the Advisor, its affiliates and the Portfolios for the benefit of shareholders.

The Board also considered the level of profits realized by the Advisor and its affiliates thereof in providing investment advisory and administrative services to the Portfolios. The Board considered the fact that the Advisor and its affiliates received other compensation from this relationship with the Trust such as administration fees and distribution fees under a Rule 12b-1plan.  In addition, the Advisor receives other direct and indirect benefits in connection with its relationship with the Portfolios. The Board concluded that, in light of the foregoing factors and nature, extent and quality of the services rendered, the profits realized by the Advisor and its affiliates are fair and reasonable.

NEW CENTURY PORTFOLIOS TRUSTEES APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

In their deliberations, the Trustees did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those of other investment advisory contracts, such as contracts of the same or other investment advisers with other registered investment companies or other types of clients (i.e. pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the Independent Trustees were determining whether to re-approve the Advisory Agreements with an existing entity on the same terms and conditions.

Further, after reviewing the aforementioned information, and in light of the totality of circumstances including the nature, extent and quality of the services provided by the Advisor, the Board concluded with respect to each Portfolio that the management fees charged for advisory and related services, and the Portfolios’ total expense ratios were fair and reasonable. Further, the Board noted the total fees and expenses of the Portfolios were deemed to be fair and reasonable with respect to other funds in the industry. The Trustees also noted that the breakpoints and expense limitation agreements demonstrated Weston's strong commitment to the Trust and its shareholders.

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INVESTMENT ADVISOR AND ADMINISTRATOR
Weston Financial Group, Inc.
Wellesley, MA

DISTRIBUTOR
Weston Securities Corporation
Wellesley, MA

COUNSEL
Greenberg Traurig, LLP
Philadelphia, PA

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BBD, LLP
Philadelphia, PA

TRANSFER AGENT
Ultimus Fund Solutions, LLC
Cincinnati, OH

CUSTODIAN
U.S. Bank, N.A.
Cincinnati, OH

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios. This report is authorized for distribution to prospective investors in the Portfolios only if preceded or accompanied by an effective Prospectus which contains details concerning the management fees, expenses and other pertinent information.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov.

The Portfolios file a complete listing of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available without charge upon request by calling 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The names of the audit committee’s co-financial experts are Roger Eastman and Michael Diorio.  Mr. Eastman and Mr. Diorio are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $57,500 and $55,000 with respect to the registrant’s fiscal years ended October 31, 2010 and 2009, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,500 and $10,500 with respect to the registrant’s fiscal years ended October 31, 2010 and 2009, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2010 and 2009, aggregate non-audit fees of $10,500 and $10,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has a standing nominating committee responsible for the selection and nomination to serve as trustees of the registrant.  Although the nominating committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the nominating committee is willing to consider nominations received from shareholders.  Shareholders wishing to submit a nomination should do so by notifying the Secretary of the registrant, in writing, at the following address: 40 William Street, Suite 100, Wellesley, Massachusetts 02481-3902.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   New Century Portfolios

By (Signature and Title)*		/s/ Wayne M. Grzecki
Wayne M. Grzecki, President

Date	January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Wayne M. Grzecki
Wayne M. Grzecki, President

Date	January 5, 2011

By (Signature and Title)*		/s/ Nicole M. Tremblay
Nicole M. Tremblay, Treasurer

Date	January 5, 2011

* Print the name and title of each signing officer under his or her signature.